UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2017

Walter Investment Management Corp.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Walter Investment Management Corp. (the “Company”) entered into confidentiality agreements (the “Confidentiality Agreements”) (i) on July 10, 2017, with the investment manager, sub-advisor or persons acting in similar capacities for certain members of a group (the “Ad Hoc Term Loan Holders”) of persons that hold or control an interest in the Company’s term loan under the Amended and Restated Credit Agreement, dated as of December 19, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, as the borrower, Credit Suisse AG, as administrative agent (the “Administrative Agent”) and the lenders party thereto, and (ii) on July 11, 2017 with certain holders (the “Ad Hoc Noteholders”) of the Company’s 7.875% Senior Notes due 2021 (the “Senior Notes”) issued pursuant to that certain Senior Notes Indenture (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Senior Notes Indenture”) by and among the Company, the guarantors thereof, and Wilmington Savings Fund Society, FSB, as Successor Trustee, dated as of December 17, 2013 (such agreement with the Ad Hoc Noteholders, the “Noteholder Confidentiality Agreement”), regarding potential transactions in respect of the Company’s previously announced debt restructuring initiative.

Pursuant to the Confidentiality Agreements, the Ad Hoc Term Loan Holders and the Ad Hoc Noteholders have been provided with confidential information regarding the Company and a proposal for amending and restructuring the Company’s Credit Agreement was provided to the Ad Hoc Term Loan Holders, which materials, as supplemented, are attached hereto as Exhibit 99.1 (the “Confidential Information”).

On July 31, 2017, the Company entered into a Restructuring Support Agreement (the “RSA”) with lenders holding, as of July 31, 2017 more than 50% of the loans and/or commitments outstanding (the “Consenting Term Lenders”) under the Credit Agreement, the terms of which are disclosed in the Company’s Current Report on Form 8-K being filed on the date hereof (the “Concurrent 8-K”) and is incorporated by reference as Exhibit 99.2 hereto.

On July 19, 2017, the Ad Hoc Noteholders made a proposal to the Company, which is attached hereto as Exhibit 99.3, and the Company made a counterproposal to the Ad Hoc Noteholders, which is attached hereto as Exhibit 99.4. All information, statements, forecasts and conclusions included in the Ad Hoc Noteholders’ proposal, including without limitation such matters under the caption “Situation Overview” is part of the Ad Hoc Noteholders’ proposal, has not been prepared by or verified by the Company and does not represent the views of the Company, its management or its board of directors. As disclosed in more detail in the Concurrent 8-K, on July 31, 2017, the beneficial owners of a majority in aggregate principal amount of the Senior Notes agreed to waive the existing defaults under the Senior Notes Indenture in respect of the financial statements which the Company had previously announced were required to be restated. While the Noteholder Confidentiality Agreement has expired, the Company expects to continue to engage in discussions with the Ad Hoc Noteholders to achieve a restructuring of the Company and/or its capital structure, as contemplated by the RSA also described in more detail in the Concurrent 8-K.

The Confidential Information, including any financial projections and forecasts, was not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the Public Company Accounting Oversight Board and should not be relied upon to make an investment decision with respect to the Company or the Issuer. The Information does not purport to present the Company’s financial condition in accordance with GAAP. The Company’s independent registered public accounting firm has not examined, compiled or otherwise applied procedures to the Confidential Information and, accordingly, does not express an opinion or any other form of assurance with respect to the Confidential Information. The inclusion of the Confidential Information should not be regarded as an indication that the Company or its affiliates or representatives consider the Confidential Information to be a reliable prediction of future events, and the Confidential

Information should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of any debt restructuring initiative, and none of them undertakes any obligation to publicly update the Confidential Information to reflect circumstances existing after the date when the Confidential Information was made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Confidential Information are shown to be in error or to provide any update to any proposal attached hereto. The statements provided herein are subject to all of the cautionary statements and limitations described herein and under the caption “Cautionary Statements Regarding Forward-Looking Information.”

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statements Regarding Forward-Looking Information

Certain statements herein and in the Confidential Information are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “projects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” “targets,” “anticipates,” “opportunity” or other similar expressions. Such statements include, but are not limited to, statements relating to the potential transactions described above, estimated and projected financial and operating metrics, estimated and projected non-GAAP financial measures, descriptions of management’s strategy, plans, objectives or intentions and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

Forward-looking statements are subject to significant known and unknown risks, uncertainties, challenges and other important factors, and the Company’s actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any strategic initiatives or transactions the Company considers. Risks and uncertainties relating to the debt restructuring initiative include: the partial or incomplete implementation of the proposed debt restructuring initiative, or the failure to achieve any such restructuring at all; uncertainties around the timing of the proposed debt restructuring initiative; and the effects of disruption from the proposed debt restructuring initiative making it more difficult to maintain business, financing and operational relationships. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail under the heading “Risk Factors” and elsewhere in the Company’s annual and quarterly reports, including amendments thereto, and other filings with the Securities and Exchange Commission.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein and in the Confidential Information are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein and in the Confidential Information, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Disclosure Materials – July 2017

99.2	Restructuring Support Agreement, dated as of July 31, 2017, by and among Walter Investment Management Corp. and the Consenting Term Lenders (Incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on August 1, 2017).

99.3	Ad Hoc Noteholders’ Illustrative Proposal – July 2017

99.4	Walter Investment Management Corp. Senior Unsecured Notes Proposal – July 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Walter Investment Management Corp.

Date: August 1, 2017

	By:	/s/ Gary L. Tillett
Gary L. Tillett, Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

99.1	Disclosure Materials—July 2017

99.2	Restructuring Support Agreement, dated as of July 31, 2017, by and among Walter Investment Management Corp. and the Consenting Term Lenders (Incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on August 1, 2017).

99.3	Ad Hoc Noteholders’ Illustrative Proposal—July 2017

99.4	Walter Investment Management Corp. Senior Unsecured Notes Proposal—July 2017

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